[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.

                                                                   EXHIBIT 10.21

                                 ADDENDUM THREE
                                     TO THE
                       LICENSE AND DISTRIBUTION AGREEMENT
                                     BETWEEN
                               DELL PRODUCTS L.P.
                                       AND
                             COMMVAULT SYSTEMS, INC.

This Addendum ("Addendum") to the Software License Agreement dated December 17, 2003 (the "Agreement"), is entered into by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and CommVault Systems, Inc., (hereinafter "Commvault" or "Supplier"), a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter "Licensor") and is effective as of the 1st day of May, 2005 (the "Effective Date").

                                    RECITALS

WHEREAS, COMMVAULT and Dell entered into the Agreement through which COMMVAULT granted Dell various rights to distribute certain COMMVAULT software products;

WHEREAS, the parties now desire to amend the Agreement to provide that COMMVAULT shall, for an additional fee, take on Level 2 Support obligations for new and existing customers commencing on the Effective Date.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and COMMVAULT agree as follows:

Any capitalized terms define din this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.

1. Section 4.0 of Schedule C, Enterprise Support shall be modified by replacing the existing first sentence in such section so that it reads as follows:

      [***]

2. Section 2 of Addendum Two to the License and Distribution Agreement, dated as of October 30, 2004, which sets forth the price that Dell pays CommVault for annual maintenance contracts, shall be amended in its entirety so that it reads as follows:

      [***]. Dell shall coordinate with CommVault support to ensure that customers who receive support and product updates are eligible for such services. CommVault's MSRP for annual maintenance contracts is [***] of product list price. Dell's cost to CommVault is [***] of software cost and reflected in the Exhibit B to this Addendum.

3. A new Section 3.5 shall be added to the Agreement that reads as follows:

      In addition to the report set forth in Section 3.4 above, Dell shall also submit [***] royalty reports to CommVault within [***] days after the end of each [***].

No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.

IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives as of the date first set forth above.

COMMVAULT SYSTEMS INC.                       DELL PRODUCTS L.P.

By:         /s/ David West                   By:         /s/ Joseph J. Kanicki
   -------------------------------------        ------------------------------

Name:       David West                       Name:       Joseph J. Kanicki
     -----------------------------------          ----------------------------

Title:      VP Business Development          Title:      Senior Manager
      ----------------------------------           ---------------------------

Date:       4-28-2005                        Date:       4-28-05
     -----------------------------------          ----------------------------

                                    EXHIBIT B
                               PRICING SUPPLEMENT
                        TO THE SOFTWARE LICENSE AGREEMENT
                           BETWEEN DELL PRODUCTS L.P.
                           AND COMMVAULT SYSTEMS INC.

                                                                                                                 1 YR.
 DELL                                                                                        SW      DELL SW    UPDATE     TOTAL
  SKU                         SKU DESCRIPTION                           [***]     [***]     MSRP      COST    PROTECTION   COGS
------  -------------------------------------------------------------   -----     -----    ------    -------  ----------   -----
 SKU 1  CommServe                                                       [***]     [***]    $[***]    [***]       [***]     [***]

 SKU 2  WINDOWS UNIX/NETWARE Media Agent (SAN or LAN) with 1 OS IDA     [***]     [***]    $[***]    [***]       [***]     [***]

 SKU 3  LAN Drive Pack with SLMS (per drive)                            [***]     [***]    $[***]    [***]       [***]     [***]

 SKU 4  SAN Drive Pack with DDS and SLMS (per drive)                    [***]     [***]    $[***]    [***]       [***]     [***]

 SKU 5  OS IDA-WINDOWS/NETWARE/LINUX                                    [***]     [***]    $[***]    [***]       [***]     [***]

 SKU 6  Application IDA-WINDOWS                                         [***]     [***]    $[***]    [***]       [***]     [***]

 SKU 7  OS IDA-UNIX                                                     [***]     [***]    $[***]    [***]       [***]     [***]

 SKU 8  Tier I UNIX Media Agent (SAN  or LAN) with 1 OS IDA             [***]     [***]    $[***]    [***]       [***]     [***]

 SKU 9  Tier II UNIX Media Agent (SAN  or LAN) with 1 OS IDA            [***]     [***]    $[***]    [***]       [***]     [***]

SKU 10  Tier I Application IDA-UNIX                                     [***]     [***]    $[***]    [***]       [***]     [***]

SKU 11  Tier II Application IDA-UNIX                                    [***]     [***]    $[***]    [***]       [***]     [***]

SKU 12  Upgrade key to unlock GalaxyExpress to Galaxy                   [***]     [***]    $[***]    [***]       [***]     [***]

SKU 13  GalaxyExpress Server Suite includes:                            [***]     [***]    $[***]    [***]       [***]     [***]
             Galaxy Express (key code upgrade capability to Galaxy)
             1 Windows or Storage Server 2003 Media Agent included
             Single tape drive support (no library support)
             5 FS Agents (can purchase more FS agents from list above)
               for Windows, UNIX, Linux or Novell
             May purchase Windows Application Agents from above
             Max 10 total clients (agents)

SKU 14  Galaxy Express Server PRO Suite includes:                       [***]     [***]    $[***]    [***]       [***]     [***]
             GalaxyExpress (key code upgrade capability to Galaxy)
             1 Windows, Storage Server 2003, Linux or Novell Media
               Agent included
             Media Agent supports a maximum of one 6-drive library
             5 FS Agents (can purchase more FS Agents from list
               above) for Windows, UNIX, Linux or Novell
             Max 10 total clients (agents) inclusive of coupon for
               1 Windows Application IDA

             (may purchase more Windows (only) application agents
               from list above)

SKU 15  Exchange Management Pak (EMP) (includes 25 CAL's)                                  $[***]    [***]       [***]     [***]

SKU 16  Bundle of 25 Client Access Libraries for EMP                                       $[***]    [***]       [***]     [***]